SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K
                                CURRENT REPORT
                                August 15, 2000

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: June 30, 2000



                           ALANCO TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)




         Arizona                                            86-0220694
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     (State or other jurisdiction                        (I.R.S. Employer
     of incorporation or organization)                 Identification No.)




         15900 North 78th Street, Suite 101, Scottsdale, Arizona 85260
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       (Address of principal executive offices)               (Zip Code)




                                (480) 607-1010
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             (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


Effective June 30, 2000, the Company sold substantially all of the assets of its wholly- owned subsidiary, Alanco Environmental Manufacturing, Inc., a Nebraska corporation ("AEMI"), to Krebs, Inc., a Nebraska corporation ("Krebs") in exchange for approximately $3.1 million in cash and a subordinated note in the amount of $600,000. The transaction was signed on July 21, 2000, and closed on August 7, 2000.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  THE FINANCIAL STATEMENTS OF BUSINESS SOLD.  See (b) below.

     (b) PRO FORMA FINANCIAL INFORMATION. The required pro forma financial information related to the sale of AEMI will be included in the Company's Annual Report on Form 10-KSB to be filed on or before September 15, 2000.

     (c) EXHIBITS.

              1. Asset Purchase Agreement(exhibits and schedules omitted).


DATE: August 15, 2000                        ALANCO TECHNOLOGIES, INC.
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                                            (Registrant)



                                            /s/ John A. Carlson
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                                            John A. Carlson
                                            Chief Financial Officer
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